Exhibit 32.1

Certification of the Chief Executive Officer and the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Jason M. Hollar, Chief Executive Officer of Cardinal Health, Inc. (the “Company”) and Aaron E. Alt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:
(1)the Annual Report on Form 10-K for the fiscal year ended June 30, 2026 containing the financial statements of the Company (the “Annual Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 11, 2026

/s/ JASON M. HOLLAR
Jason M. Hollar
Chief Executive Officer

AARON E. ALT
Aaron E. Alt
Chief Financial Officer